EXHIBIT 10.1

WORLD TELEHEALTH                   ExpediaCom Global Inc.
communications systems solutions

     THIS ASSOCIATE AGREEMENT made as of the  24th  day of June, 1998.

BETWEEN:

     World Telehealth. a Company duly incorporated under the laws of the State of Florida in the United States of America, with its head office in the City of Tarpon Springs in the State of Florida.
("Telehealth") OF THE FIRST PART

AND:

     ExpediaCom Global Inc. a Company duly incorporated under the laws of the State of Nevada, with its head office in the City of Las Vegas, in the State of Nevada, U.S.A. ("Expediacom") OF THE SECOND PART

     WHEREAS Telehealth is engaged in providing a wide range of telemedicine services and network related applications on a global basis;

     AND WHEREAS ExpediaCom professes an expertise in consulting services, contracting services, project management services, and operational services of telecommunications systems, network centric applications and information technology, including the management of business relationships;

     THIS AGREEMENT WITNESSES that ExpediaCom hereby agrees to Associate with Telehealth for the purpose of providing professional services which, upon completion, shall become the property of Telehealth upon the following terms and conditions:

1.   PROFESSIONAL SERVICES

          (a)  Under the guidance of Telehealth, ExpediaCom will
     perform the following    professional services:

               (1) Conduct the feasibility study and develop the business case of the opportunity for Telehealth. This should include the development of the Strategic Business Plan including the appropriate marketing and Operations component plan. This will include the sub-contracting of individuals and organizations, where appropriate.

          (b) Design of the appropriate telecommunications and systems infrastructure, and the supporting operational processes and organizations to ensure "best of breed" operations.

          (c) Act as the general contractor in the selection of sub-contractors and suppliers to build the aforementioned designs.

          (d) Project Management of the build and implementation programs, as developed from the previous steps noted above.

          (e) Ongoing management, training and transfer of operational responsibility to a longer term Telehealth work force and management team.

          (f) Support development of other targeted markets in Canada and around the world.


          (g) In the event that ExpediaCom or Telehealth desire to change the scope of work as is set out above, then in such event the following shall occur:

               (1) Both parties shall agree in writing to any amendment to either a segment of paragraph 1 (a) or the insertion of a new segment;

               (2) Remuneration levels will be reviewed and revised in accordance with the revised scope of work proposed.

               (3) A schedule of Statements of Work (Schedule A) will be attached to this Agreement that defines the events and costs for each phase of the overall project.

2.   DELEGATION

     ExpediaCom shall be at liberty to provide additional personnel whether by way of employee or subcontractor to work on the said project on the understanding that the compensation set forth above shall be billable only by Robert W. Wilder, Robert G. Jones or Gary W. Evans on behalf of ExpediaCom, unless agreed to in writing by Telehealth.

3.   TELEHEALTH OBLIGATIONS

     Telehealth shall ensure at all times that ExpediaCom has access to such information, employees of Telehealth, customers of Telehealth or any other personnel involved in the project as set out in Item 1., as may be required by ExpediaCom to perform the services set out in Item 1.

4.   DURATION OF THIS AGREEMENT

     To be negotiated for the final contract.

5.   COMPENSATION

     To be negotiated for the final contract.

6.   BONUS INCENTIVE

     To be negotiated for the final contract.

7.   DISBURSEMENTS

     Telehealth agrees to reimburse ExpediaCom for out of pocket disbursements for travel, hotel accommodations, meals, administrative and other project costs on condition that any single expense which exceeds Five Thousand ($5,000.00) Dollars is approved in writing and in advance by Telehealth. Telehealth shall not be responsible for any single disbursement in excess of Five Thousand ($5,000.00) Dollars to which it has not given written approval in advance.

8.   AMENDMENT OF THIS AGREEMENT

     Any changes to this Agreement must be in writing and signed by both parties in order to be effective. The party wishing to amend this Agreement shall serve notice on the other party in accordance with the notice provision set out below.

9.   EARLY TERMINATION OF THIS AGREEMENT

     To be negotiated for the final contract.

10.  EFFECTS OF TERMINATION

     Upon termination of this Agreement, as herein above provided, neither party shall have any further obligation hereunder except for:

          (a)  obligations accruing prior to the date of termination;
     or

          (b) obligations, promises, or covenants contained herein which are expressly made to extend beyond the term of this Agreement, including, without limitation, confidentiality of information, and indemnities.

11.  NOTICE

     Any notice of a proposed amendment or notice of termination, early or otherwise, as set out in the appropriate sections herein, shall require Thirty (30) days written notice prior to the date on which the amendment or termination is to take effect and shall be required in written form, and delivered to the business address of the parties to this Agreement set forth below:

          ExpediaCom Global Inc.
          5300 West Sahara, Suite 101
          Las Vegas, Nevada
          U.S.A.  89102

          World Telehealth.
          Box 1759,
          Tarpon Springs, FL
          34688

     Any notice which is required to be served under this Agreement shall be served by registered mail at the address as set forth above and the party upon whom the notice is being served shall have been deemed to have received the notice on the fifth day following the day on which this notice was mailed.

12.  CONFIDENTIALITY

     Any information discussed at Business Development Meetings or any other information obtained by ExpediaCom as a result of this Agreement shall, at all times, be considered confidential. In the course of performing professional services for Telehealth and during any Business Development Meetings, ExpediaCom will or have become aware or have access to financial, business, marketing and other information, data, reports, tenders, opinions and other materials and documents, tangible or intangible, oral or written, which is the proprietary information of Telehealth's clients (Confidential Information).

          (a) ExpediaCom agrees to keep in strictest confidence all Confidential Information (as defined above) which Telehealth may acquire in connection with or as a result of performance of this Agreement and agrees not to publish, communicate, divulge or disclose to any unauthorized third party or parties any information, without the prior written consent of Telehealth, during the term of this Agreement or at any time subsequent to it.

          (b)  ExpediaCom agrees not to use any of the foregoing
     Confidential Information except for the furtherance of its obligations under this Agreement.

          (c) Ownership of Intellectual Property resulting from this engagement will be negotiated as part of the final contract.

13.  ASSIGNMENT

     No assignment of this Agreement or the rights and obligations hereunder shall be valid without the specific written consent of both parties hereto.

14.  WAIVER OF BREACH

     The waiver by any party of a breach or violation of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach of the same or other provision hereof.

15.  GENDER AND NUMBER

     Whenever the context hereof requires, the gender of all words shall include the masculine, feminine and neuter and the number of all words shall include the singular and the plural.

16.  SEVERABILITY

     In the event any provision of this Agreement is held to be unenforceable for any reason, the unenforceability thereof shall not affect the remainder of this Agreement, which shall remain in full force and effect and enforceable in accordance with its terms.

17.  ARTICLES AND OTHER HEADINGS

     The articles and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

18.  ENTIRE AGREEMENT

     This Agreement supersedes all previous contracts and constitutes the entire agreement between the parties. No oral statements or prior written material not specifically incorporated herein shall be of any force and effect and no changes in or additions to this Agreement shall be recognized unless incorporated herein by amendment as provided herein, such amendment(s) to become effective on the date stipulated in such amendments. Telehealth specifically acknowledges that in entering into and executing this Agreement, ExpediaCom is relying solely upon the representations and agreements contained in this Agreement and no others.

19.       INTERPRETATION

     It is mutually agreed between the parties that this Agreement shall be interpreted in accordance with the laws of the State of Florida and that the jurisdiction for any action commenced by either party as against the other shall be the appropriate Court at the City of Tarpon Springs in the State of Florida.

     IN WITNESS WHEREOF the parties hereunto affixed their hands and seals, and the Corporation has hereunto affixed its corporate seal under the hands of its duly authorized officers in that behalf.

DATED  at Tarpon Springs, this        day of June, 1998.

SIGNED, SEALED AND DELIVERED  )
     in the presence of:      ) Telehealth.
                              )  Per:
                              )
                              )  ____________________________
                              )    Matthew J. Weber, President
------------------------------

                              ) ExpediaCom Global Inc.
                              )  Per:
                              )
                              )  ____________________________
                              )    Robert W. Wilder, President
------------------------------

Schedule A:  The Services

     The key responsibilities of ExpediaCom pursuant to this Agreement shall be to consult, research and facilitate the creation of an operational entity, currently named Telehealth., including but not limited to the following (the "Services"):

ExpediaCom's Services are documented and the performance of these Services are measured as follows:


Milestone Service/Result      By When        Measure